UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       FEBRUARY 1, 2005 (JANUARY 26, 2005)
                Date of Report (Date of earliest event reported)

                                UTIX GROUP, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-24015                   75-2340624
(State or other jurisdiction   (Commission File No.)           (IRS Employer
      of incorporation)                                     Identification No.)

                              170 CAMBRIDGE STREET
                              BURLINGTON, MA 01803

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (781) 229-2589




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Utix's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; the commercial viability of our retail gift card platform and offerings; availability, terms and deployment of capital; ability to grow successfully the corporate business; and availability of qualified personnel. Risk factors, cautionary statements and other conditions which could cause Utix's actual results to differ from management's current expectations are contained in Utix's filings with the Securities and Exchange Commission. Utix undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.



ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION.

On January 26, 2005, the Secretary of the State of Delaware certified a true and correct copy of a Certificate of Amendment to the Certificate of Incorporation which increased the authorized shares of common stock from 50,000,000 to 100,000,000 and increased the authorized shares of preferred stock from 10,000,000 to 25,000,000, and is attached to this form 8-K as Exhibit 3.1. This Amendment was approved by a majority of the shareholders of the Company by written consent dated December 7, 2004. An Information Statement pursuant to
Section 14 of the Securities Exchange Act of 1934 as amended and Regulation 14C and Schedule 14C thereunder was mailed to all shareholders which shall be considered the notice required under Section 228 (d) of the Delaware General Corporation Law.



ITEM 9.01     EXHIBITS

 3.1 Certificate of Amendment to the Certificate of Incorporation of Utix Group, Inc.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                        UTIX GROUP, INC.

                                  By:   /s/ Anthony G. Roth




                                        Anthony G. Roth, Chief Executive Officer

February 1, 2005



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER        DESCRIPTION

 3.1 Certificate of Amendment to the Certificate of Incorporation of Utix Group, Inc.





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                                                                     EXHIBIT 3.1

                           CERTIFICATE OF AMENDMENT TO
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                                UTIX GROUP, INC.

                                    * * * * *

       UTIX Group, Inc. (the "CORPORATION"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "GCL"), DOES HEREBY CERTIFY:

       FIRST: That the Board of Directors of UTIX Group, Inc. has unanimously approved and its Stockholders, through a Written Consent in Lieu of a Meeting of the Majority Stockholders of December 7, 2004, have ratified a resolution duly amending the Amended and Restated Certificate of Incorporation of said corporation, as follows:

RESOLVED, that Article Fourth the Corporation's Amended and Restated Certificate of Incorporation be amended to read as follows:

"FOURTH: The aggregate number of shares of capital stock which the Corporation is authorized to issue is 125,000,000, divided as follows,

       A.    100,000,000  shares  of  Common  Stock, $0.001 par value per share.

       B. 25,000,000 shares of Preferred Stock, $0.1101 par value per share, which may be issued from time to time in one or more classes or series with such dividend rates, voting rights, rights of conversion, rights upon dissolution or liquidation, and with such designations or restrictions thereof as shall be determined by resolution adopted by the Board of Directors at the time such stock is issued without further approval of the shareholders."

       SECOND: That said amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the GCL.

       THIRD: That the capital of said corporation shall not be reduced under or by reason of said amendment.

       IN WITNESS WHEREOF, the undersigned duly authorized officer of the Corporation has executed this Certificate and affirmed the statements made herein are true under penalties of perjury this 24th day of January, 2005.



                                           /S/ ANTHONY G. ROTH
                                           -------------------------------------
                                           Anthony G. Roth, CEO and President




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